EXHIBIT 23.2

            Consent of Independent Registered Public Accounting Firm
            --------------------------------------------------------

Competitive  Technologies,  Inc.
Fairfield,  Connecticut

     We hereby consent to the incorporation by reference in the Prospectus constituting a part of this Registration Statement of our report dated October 27, 2009, relating to the consolidated financial statements of Competitive Technologies, Inc. appearing in the Company's 2009 Form 10-K for the year ended July 31, 2009.


                                   MHM Mahoney Cohen CPAs
                                   (The New York Practice of
                                    Mayer Hoffman McCann P.C.)





New  York,  New  York
March 29, 2010













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